Exhibit 99.1

Chimera Investment Corporation (NYSE: CIM) (“Chimera”) Announces Definitive Agreement to Acquire Palisades Group

Transaction Expected to Broaden Chimera’s Residential Credit Reach and Be Accretive to Earnings in 2025

NEW YORK, October 17, 2024--(BUSINESS WIRE)--Chimera Investment Corporation (NYSE: CIM) (“Chimera”) today announced that it has entered into a definitive agreement to acquire Palisades Group (“Palisades”), a U.S.-based alternative asset manager specializing in residential real estate credit. Founded in 2012, Palisades manages and invests in residential real estate assets across a broad spectrum of credit products. Upon closing, Jack Macdowell, Jr., co-founder and Chief Investment Officer of Palisades, will become Chimera’s Chief Investment Officer.

Under the terms of the agreement, Chimera will acquire Palisades for cash consideration of $30 million at closing, plus an additional potential earnout of up to $20 million over five years contingent upon achieving certain financial targets, with the option for Chimera to pay 50% of the earnout payments in common shares, aligning interests with those of Chimera’s shareholders. Chimera expects to close the transaction during the fourth quarter of 2024, subject to the satisfaction of customary closing conditions.

“We are thrilled to welcome Palisades to the Chimera team,” said Phillip J. Kardis II, President and Chief Executive Officer of Chimera. “Palisades has a strong history in residential credit, providing customized asset and credit risk management solutions to large institutional investors and insurance companies, as well as investment advisory services to private credit funds. They have an excellent management team and seasoned investment professionals. Complementing Chimera’s permanent equity capital, this transaction is expected to broaden our residential credit reach to include managing assets for third parties and raising and investing private capital. We expect this acquisition to be accretive to Chimera’s earnings in 2025.”

Strategic Rationale and Benefits to Chimera Shareholders

●	Attractive Fee-Based Business Model
○	Diversifies Chimera’s income streams.

○	Ability to grow in a “capital-light” manner.
●	Increases Size, Scale, and Market Presence
○	Over $30 billion of notional loans and real estate assets will be owned, advised, or managed on a combined basis.
○	Adds investment and product expertise and sourcing channels.
○	Brings strong partnerships with leading investment management and insurance company clients.
○	Private credit funds add synergistic pool of investment capital alongside Chimera’s permanent balance sheet capital.
●	Highly Complimentary Teams
○	Adds thirty-six professionals with a strong history in operational and loan risk management.
○	Expands depth in all facets of investment and asset management activities.
○	Further strengthens Chimera’s ability to analyze and optimize residential loan portfolios.

Advisors

Houlihan Lokey acted as the exclusive financial advisor to Chimera and Hunton Andrews Kurth LLP served as legal counsel to Chimera. Mayer Brown LLP served as legal counsel to Palisades Group.

Investor Presentation

A supplemental investor presentation on the transaction will be available on Chimera’s website www.chimerareit.com.

About Chimera Investment Corporation

Chimera is a publicly traded real estate investment trust, or REIT, that is primarily engaged in the business of investing directly or indirectly, on a leveraged basis, in a diversified portfolio of real estate assets, including mortgage loans, Agency RMBS, Non-Agency RMBS, Agency CMBS, business purpose and investor loans, and other real estate assets.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, including as related to the expected timing of the closing of Chimera’s acquisition of the

Palisades Group and the expected impact (including as related to Chimera’s future earnings) of the transaction. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goals,” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to: delays and/or unforeseen events that could cause the proposed acquisition of the Palisades Group to be delayed or not consummated; the potential that Chimera may not fully realize the expected benefits of the acquisition of the Palisades Group, including the potential financial impact; our business and investment strategy; our ability to accurately forecast the payment of future dividends on our common and preferred stock, and the amount of such dividends; our ability to determine accurately the fair market value of our assets; availability of investment opportunities in real estate-related and other securities, including our valuation of potential opportunities that may arise as a result of current and future market dislocations; our expected investments; changes in the value of our investments, including negative changes resulting in margin calls related to the financing of our assets; changes in inflation, interest rates and mortgage prepayment rates; prepayments of the mortgage and other loans underlying our mortgage-backed securities, or MBS, or other asset-backed securities, or ABS; rates of default, forbearance, deferred payments, delinquencies or decreased recovery rates on our investments; general volatility of the securities markets in which we invest; our ability to maintain existing financing arrangements and our ability to obtain future financing arrangements; our ability to effect our strategy to securitize residential mortgage loans; interest rate mismatches between our investments and our borrowings used to finance such purchases; effects of interest rate caps on our adjustable-rate investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the impact of and changes to various government programs; the impact of and changes in governmental regulations, tax law and rates, accounting guidance, and similar matters; market trends in our industry, interest rates, the debt securities markets or the general economy; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; our ability to find and retain qualified personnel; our ability to maintain our classification as a REIT for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; our expectations regarding materiality or significance; and the effectiveness of our disclosure controls and procedures.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these, and other risk factors, is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Readers are advised that any financial information in this press release is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by Chimera’s independent auditors.

Chimera Investor Contact

Chimera Investment Corporation

Investor Relations

888-895-6557

www.chimerareit.com